                                                                    Exhibit 99.b


                 BANKAMERICA CORPORATION AND SUBSIDIARIES AND
                CONTINENTAL BANK CORPORATION AND SUBSIDIARIES
             HISTORICAL AND PRO FORMA COMBINED RATIOS OF EARNINGS
                  TO FIXED CHARGES AND RATIOS OF EARNINGS TO
             COMBINED FIXED CHARGES AND PREFERRED STOCK DIVIDENDS


     The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. The ratio of earnings to combined fixed charges and preferred stock dividends is computed by dividing earnings by the sum of fixed charges and preferred stock dividend requirements. Earnings consist primarily of income
(loss) before income taxes adjusted for fixed charges. Fixed charges consist primarily of interest expense on short- and long-term borrowings and one-third (the portion deemed representative of the interest factor) of net rents under long-term leases.

     The following table sets forth (i) the historical ratios of earnings to fixed charges and the ratios of earnings to combined fixed charges and preferred stock dividends for the periods indicated for BankAmerica Corporation and its consolidated subsidiaries ("BAC") and for Continental Bank Corporation and its consolidated subsidiaries ("Continental") and (ii) the pro forma combined ratios of earnings to fixed charges and ratios of earnings to combined fixed charges and preferred stock dividends for the periods indicated, giving effect to the merger provided for in the Restated Agreement and Plan of Merger dated as of January 27, 1994 between BAC and Continental (the "Merger") as if it had been consummated on January 1, 1993. The pro forma combined ratios do not give effect to the proposed BAC acquisitions of Liberty Bank and United Mortgage Holding Company and subsidiaries that were pending at March 31, 1994 as these transactions were not considered significant to BAC and subsidiaries. The pro forma combined ratios have been calculated using the pro forma combined financial information for the quarter ended March 31, 1994 and for the year ended December 31, 1993, and should be read in conjunction with and are qualified in their entirety by such pro forma combined financial information at
Exhibit 99.a of BAC's report on Form 8-K dated May 12, 1994, and the consolidated financial statements, including the accompanying notes, of BAC and Continental included in their respective 1993 Form 10-Ks and first quarter 1994 Form 10-Qs and elsewhere in BAC's report on Form 8-K dated May 12, 1994. Pro forma adjustments made to arrive at the pro forma combined ratios are based on the purchase method of accounting and a preliminary allocation of the purchase price. However, changes to the adjustments already included in the pro forma combined ratios set forth on the following pages are expected as evaluations of assets and liabilities are completed and additional information becomes available. In addition, the results of operations of Continental subsequent to March 31, 1994 will affect the allocation of the purchase price. Accordingly, the final pro forma combined ratios are expected to differ from those set forth on the following pages.

      The pro forma combined ratios are intended for informational purposes and are not necessarily indicative of the future ratios of earnings to fixed charges and ratios of earnings to combined fixed charges and preferred stock dividends of the combined company or the ratios of earnings to fixed charges and ratios of earnings to combined fixed charges and preferred stock dividends of the combined company that would have actually occurred had the Merger been effective on January 1, 1993.

                  BANKAMERICA CORPORATION AND SUBSIDIARIES AND
                 CONTINENTAL BANK CORPORATION AND SUBSIDIARIES
      Historical and Pro Forma Combined Ratio of Earnings to Fixed Charges


                                                                      Quarter Ended March 31, 1994
                                                                ---------------------------------------
                                                                        Historical
                                                            ---------------------------------    Pro Forma
(dollar amounts in millions)                                        BAC        Continental        Combined
                                                               --------        -----------        --------
EXCLUDING INTEREST ON DEPOSITS

Fixed charges:
     Interest expense (other
         than interest on deposits)                              $  322              $   76         $  395
     Interest factor in rent expense                                 27                   2             29
     Other                                                            -                   -              -
                                                              ---------           ---------      ---------
                                                                 $  349              $   78         $  424
                                                                 ======              ======         ======

Earnings:
     Income from operations                                      $  513              $   63         $  557
     Applicable income taxes                                        375                   3            399
     Fixed charges                                                  349                  78            424
     Other                                                         (13)                   -           (13)
                                                                -------            --------        -------
                                                                 $1,224              $  144         $1,367
                                                                 ======              ======         ======

Ratio of earnings to fixed charges,
     excluding interest on deposits                                3.51                1.85           3.22

INCLUDING INTEREST ON DEPOSITS

Fixed charges:
     Interest expense                                            $1,019              $  168         $1,180
     Interest factor in rent expense                                 27                   2             29
     Other                                                            -                   -              -
                                                               --------            --------       --------
                                                                 $1,046             $   170         $1,209
                                                                 ======              ======         ======

Earnings:
     Income from operations                                      $  513              $   63         $  557
     Applicable income taxes                                        375                   3            399
     Fixed charges                                                1,046                 170          1,209
     Other                                                         (13)                   -           (13)
                                                               --------            --------       --------
                                                                 $1,921              $  236         $2,152
                                                                 ======              ======         ======

Ratio of earnings to fixed charges,
     including interest on deposits                                1.84                1.39           1.78

                     See notes attached to this exhibit.

                  BANKAMERICA CORPORATION AND SUBSIDIARIES AND
                 CONTINENTAL BANK CORPORATION AND SUBSIDIARIES
          Historical and Pro Forma Combined Ratio of Earnings to Combined
                  Fixed Charges and Preferred Stock Dividends


                                                                      Quarter Ended March 31, 1994
                                                                ---------------------------------------
                                                                       Historical
                                                          ------------------------------------   Pro Forma
(dollar amounts in millions)                                        BAC        Continental        Combined
                                                               --------        -----------        --------
EXCLUDING INTEREST ON DEPOSITS

Fixed charges and preferred dividends:
     Interest expense (other
         than interest on deposits)                              $  322             $   76          $  395
     Interest factor in rent expense                                 27                  2              29
     Preferred dividend requirements(a)                             104                  8             117
     Other                                                            -                  -               -
                                                              ---------           --------       ---------
                                                                 $  453             $   86          $  541
                                                                 ======             ======          ======

Earnings:
     Income from operations                                      $  513             $   63          $  557
     Applicable income taxes                                        375                  3             399
     Fixed charges                                                  349(b)              86(c)          424(b)
     Other                                                          (13)                 -             (13)
                                                                -------             ------          ------
                                                                 $1,224             $  152          $1,367
                                                                 ======             ======          ======

Ratio of earnings to combined fixed charges
     and preferred stock dividends, excluding
     interest on deposits                                          2.70               1.77            2.53

INCLUDING INTEREST ON DEPOSITS

Fixed charges and preferred dividends:
     Interest expense                                            $1,019             $  168          $1,180
     Interest factor in rent expense                                 27                  2              29
     Preferred dividend requirements(a)                             104                  8             117
     Other                                                            -                  -               -
                                                                -------            -------         -------
                                                                 $1,150             $  178          $1,326
                                                                 ======             ======          ======

Earnings:
     Income from operations                                      $  513             $   63          $  557
     Applicable income taxes                                        375                  3             399
     Fixed charges                                                1,046(b)             178(c)        1,209(b)
     Other                                                          (13)                 -             (13)
                                                              ---------            -------        --------
                                                                 $1,921             $  244          $2,152
                                                                 ======             ======          ======

Ratio of earnings to combined fixed charges
     and preferred stock dividends, including
     interest on deposits                                          1.67               1.37            1.62

                     See notes attached to this exhibit.

                  BANKAMERICA CORPORATION AND SUBSIDIARIES AND
                 CONTINENTAL BANK CORPORATION AND SUBSIDIARIES
     Historical and Pro Forma Combined Ratio of Earnings to Fixed Charges

                                                                       Year Ended December 31, 1993
                                                                 ----------------------------------------
                                                                       Historical
                                                                 -------------------------       Pro Forma
(dollar amounts in millions)                                        BAC        Continental        Combined
                                                                 ------        -----------       ---------
EXCLUDING INTEREST ON DEPOSITS

Fixed charges:
     Interest expense (other
         than interest on deposits)                              $1,215             $  266          $1,464
     Interest factor in rent expense                                112                  7             119
     Other                                                            2                  -               2
                                                                 ------             ------          ------
                                                                 $1,329             $  273          $1,585
                                                                 ======             ======          ======

Earnings:
     Income from operations                                      $1,954             $  258          $2,102
     Applicable income taxes                                      1,474                (18)          1,571
     Fixed charges                                                1,329                273           1,585
     Other                                                          (39)                 -             (39)
                                                                 ------             ------          ------
                                                                 $4,718             $  513          $5,219
                                                                 ======             ======          ======

Ratio of earnings to fixed charges
     excluding interest on deposits                                3.55               1.88            3.29

INCLUDING INTEREST ON DEPOSITS

Fixed charges:
     Interest expense                                            $4,186             $  657          $4,775
     Interest factor in rent expense                                112                  7             119
     Other                                                            2                  -               2
                                                                 ------             ------          ------
                                                                 $4,300             $  664          $4,896
                                                                 ======             ======          ======

Earnings:
     Income from operations                                      $1,954             $  258          $2,102
     Applicable income taxes                                      1,474                (18)          1,571
     Fixed charges                                                4,300                664           4,896
     Other                                                          (39)                 -             (39)
                                                                 ------             ------          ------
                                                                 $7,689             $  904          $8,530
                                                                 ======             ======          ======

Ratio of earnings to fixed charges,
     including interest on deposits                                1.79               1.36            1.74

                      See notes attached to this exhibit.

                  BANKAMERICA CORPORATION AND SUBSIDIARIES AND
                 CONTINENTAL BANK CORPORATION AND SUBSIDIARIES
        Historical and Pro Forma Combined Ratio of Earnings to Combined
                  Fixed Charges and Preferred Stock Dividends


                                                                      Year Ended December 31, 1993
                                                                ---------------------------------------
                                                                       Historical
                                                             ---------------------------------   Pro Forma
(dollar amounts in millions)                                        BAC        Continental        Combined
                                                               --------        -----------        --------
EXCLUDING INTEREST ON DEPOSITS

Fixed charges and preferred dividends:
     Interest expense (other
         than interest on deposits)                              $1,215             $  266          $1,464
     Interest factor in rent expense                                112                  7             119
     Preferred dividend requirements(a)                             423                 34             481
     Other                                                            2                  -               2
                                                              ---------           --------       ---------
                                                                 $1,752             $  307          $2,066
                                                                 ======             ======          ======

Earnings:
     Income from operations                                      $1,954             $  258          $2,102
     Applicable income taxes                                      1,474                (18)          1,571
     Fixed charges                                                1,329(b)             307(c)        1,585(b)
     Other                                                          (39)                 -             (39)
                                                                -------             ------          ------
                                                                 $4,718             $  547          $5,219
                                                                 ======             ======          ======

Ratio of earnings to combined fixed charges
     and preferred stock dividends, excluding
     interest on deposits                                          2.69               1.78            2.53

INCLUDING INTEREST ON DEPOSITS

Fixed charges and preferred dividends:
     Interest expense                                            $4,186             $  657          $4,775
     Interest factor in rent expense                                112                  7             119
     Preferred dividend requirements(a)                             423                 34             481
     Other                                                            2                  -               2
                                                                -------            -------         -------
                                                                 $4,723             $  698          $5,377
                                                                 ======             ======          ======

Earnings:
     Income from operations                                      $1,954             $  258          $2,102
     Applicable income taxes                                      1,474                (18)          1,571
     Fixed charges                                                4,300(b)             698(c)        4,896(b)
     Other                                                          (39)                 -             (39)
                                                              ---------            -------        --------
                                                                 $7,689             $  938          $8,530
                                                                 ======             ======          ======

Ratio of earnings to combined fixed charges
     and preferred stock dividends, including
     interest on deposits                                          1.63               1.34            1.59

                     See notes attached to this exhibit.

                  BANKAMERICA CORPORATION AND SUBSIDIARIES AND
                 CONTINENTAL BANK CORPORATION AND SUBSIDIARIES
                                    Notes to
   Historical and Pro Forma Combined Ratios of Earnings To Fixed Charges and
                Ratios of Earnings to Combined Fixed Charges and
                           Preferred Stock Dividends

(a) Preferred dividend requirements represent pretax earnings necessary to cover preferred dividends declared during the quarter ended March 31, 1994 of $60 million by BAC, $8 million by Continental, and $68 million on a pro forma combined basis. In addition, preferred dividends declared during the year ended December 31, 1993 were $241 million for BAC, $34 million for Continental, and $275 million on a pro forma combined basis.

(b) Excluding preferred dividend requirements.

(c) Including preferred dividend requirements.